Reverse Recapitalization and Pre-Closing Financing	9 Months Ended
Sep. 30, 2025
Reverse Recapitalization [Abstract]
Reverse Recapitalization and Pre-Closing Financing
3. Reverse Recapitalization and
Pre-Closing
Financing
As described within the Reverse Recapitalization and
Pre-Closing
Financing section in Note 1, on April 28, 2025, the reverse Merger between
Pre-Merger
Jade and Aerovate was consummated. The Merger was accounted for as a reverse recapitalization in accordance with U.S. GAAP. At the effective time of the Merger, substantially all of the assets of Aerovate consisted of cash and cash equivalents and other non-operating
assets and liabilities. No goodwill or intangible assets were recognized as a result of the Merger.
As part of the recapitalization, the Company acquired the assets and assumed the liabilities listed below (in thousands):

Amount
Cash and cash equivalents	$156
Prepaids and other current assets	416
Other current liabilities	(1,020)

Net liabilities assumed	$(448)